Supplement Dated October 30, 2023
To The Prospectus Dated May 1, 2023
JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 1, 2023, for the JNL/American Funds Capital Income Builder Fund, please delete all references to and information for Bradley J. Vogt.

In the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/PPM America Floating Rate Income Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2022	Senior Vice President, Chief Investment Officer and Portfolio Manager, JNAM
Sean Hynes, CFA, CAIA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
Mark Pliska, CFA	September 2022	Assistant Vice President and Portfolio Manager, JNAM
David Wagner	2011	Senior Managing Director, PPM
Adam Spielman	June 2018	Senior Managing Director, Head of Leveraged Credit, PPM
John Broz (CPA inactive)	February 2023	Managing Director, PPM
Eric Mollenhauer	September 2022	Portfolio Manager, FIAM
Kevin Nielsen	September 2022	Portfolio Manager, FIAM
Chandler Perine	October 2022	Portfolio Manager, FIAM

Effective October 1, 2023, in the section, “Summary Overview of Each Fund,” under “Portfolio Management,” for the JNL/T. Rowe Price Short-Term Bond Fund, please delete the “Portfolio Managers” table in the entirety and replace with the following:

Name:	Joined Fund Management Team In:	Title:
Michael F. Reinartz, CFA	January 2015	Chairman of Investment Advisory Committee, T. Rowe Price
Steven M. Kohlenstein	October 2023	Co-Chairman of Investment Advisory Committee, T. Rowe Price

Effective October 2, 2023, in the section, “Summary Overview of Each Fund,” under “Principal Risks of Investing in the Fund,” for the JNL/WMC Government Money Market Fund, please delete the first paragraph in the entirety and replace with the following:

Principal Risks of Investing in the Fund. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

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In the section, “Additional Information About Each Fund,” under “The Adviser, Sub-Advisers and Portfolio Management,” for the JNL/PPM America Floating Rate Income Fund, in the section for PPM America, Inc., after the fourth paragraph please add the following:

John Broz is a managing director and portfolio manager on the fixed income team at PPM. He is responsible for investment and allocation decisions for the firm’s high yield strategies which are managed on behalf of investors globally. Mr. Broz joined the portfolio management team in 2017 from PPM’s fixed income research team, where he covered P&C insurance, insurance brokerage, Yankee banks, and investment management companies, as well as quasi-governmental organizations. Prior to joining PPM in 2013, he worked in the external audit group at Deloitte & Touche. Mr. Broz earned a master’s degree in business administration from the University of Chicago, as well as both a master’s degree and a bachelor’s degree in accountancy from the University of Illinois. He is a Certified Public Accountant (inactive).

Effective October 1, 2023, in the section, “Additional Information About Each Fund,” under “The Sub-Adviser and Portfolio Management,” for the JNL/T. Rowe Price Short-Term Bond Fund, after the fourth paragraph please add the following:

Steven M. Kohlenstein has been co-chairman of the committee since 2023. He is also a co-portfolio manager of the US Short Duration Income and Stable Value Short-Term Bond Strategies. Mr. Kohlenstein joined T. Rowe Price in 2010. He is a member of the Sector Strategy Advisory Committee, Securitized Credit Deep Dive Committee, and Global Short Duration Portfolio Management teams. Prior to his current role, he was a member of the Investment Advisory Committees of the Global Multi-Sector Bond Fund and Ultra Short-Term Bond Fund. He also worked as a senior mutual fund accountant and an investment liaison in the Fixed Income Division.

This Supplement is dated October 30, 2023.

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Supplement Dated October 30, 2023

To The Statement of Additional Information

Dated May 1, 2023

JNL® Series Trust

Please note that the changes may impact your variable annuity and/or variable life product(s).

Unless otherwise noted, all changes are effective immediately.

Effective October 1, 2023, for the JNL/American Funds Capital Income Builder Fund, please delete all references to and information for Bradley J. Vogt.

On page 274, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for the JNL/PPM America Floating Rate Income Fund in the entirety and replace with the following, which reflects information as of September 30, 2023:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Adam Spielman	Other Registered Investment Companies	2	$1.39 billion	0	$0
	Other Pooled Vehicles	3	$0.92 billion	0	$0
	Other Accounts	8	$2.61 billion	0	$0

David Wagner	Other Registered Investment Companies	0	$0	0	$0
	Other Pooled Vehicles	0	$0	0	$0
	Other Accounts	7	$2.56 billion	0	$0

John Broz*	Other Registered Investment Companies	2	$1.39 billion	0	$0
	Other Pooled Vehicles	3	$0.92 billion	0	$0
	Other Accounts	2	$477.19 million	0	$0

*CPA inactive.

On page 276, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for PPM America, Inc., under “Security Ownership of Portfolio Managers for the JNL/PPM America Floating Rate Income Fund as of September 30, 2023,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Managers	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Adam Spielman	X
David Wagner	X
John Broz*	X

*CPA inactive.

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Effective October 1, 2023, on page 281, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for T. Rowe Price Associates, Inc., under “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest,” please delete the table for the JNL/T. Rowe Price Short-Term Bond Fund in the entirety and replace with the following, which reflects information as of September 30, 2023:

				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Michael F. Reinartz, CFA	Other Registered Investment Companies	5	$7.69 billion	0	$0
	Other Pooled Vehicles	4	$11.71 billion	0	$0
	Other Accounts	2	$351 million	0	$0

Steven M. Kohlenstein	Other Registered Investment Companies	6	$7.73 billion	0	$0
	Other Pooled Vehicles	2	$11.26 billion	0	$0
	Other Accounts	2	$351 million	0	$0

On page 284, in the section, “Investment Adviser, Sub-Advisers and Other Service Providers,” for T. Rowe Price Associates, Inc., under “Security Ownership of Portfolio Managers for the JNL/T. Rowe Price Short Term Bond Fund as of September 30, 2023,” please delete the table in the entirety and replace with the following:

Security Ownership of Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Michael F. Reinartz, CFA	X
Steven M. Kohlenstein	X

This Supplement is dated October 30, 2023.

(To be used with V3180 05/23 and V3180PROXY 05/23.)

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